4th Quarter 2023 Financial Data

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2022, include, among others: • Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, such as the COVID-19 pandemic or future pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, recession, supply chain issues, labor shortages, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the SEC.

3 HTLF Vision Statement: We help our customers achieve their goals by delivering financial expertise and insights with best-in-class experiences, while actively contributing to the vitality of the communities where we live and work Values and Guiding Principles Integrity Always do the right thing. Be honest and open. Accountability Keep your promises, follow through and follow up. Community Engage your community and your team. Unlock the potential around you. Excellence Exceed expectations - every customer, every time Together, we are HTLF.

4 HTLF Highlights 1. See appendix for reconciliation of non-GAAP financial measures 4Q 2023 Highlights FY 2023 Highlights Ø Loan growth of $640 million or 5.6% during the year Ø Commercial business loans increased 9.6% Ø 41% decrease in Wholesale and Institutional deposits Ø 19% increase in Tangible Book Value per Share1 Ø Tangible Common Equity Ratio1 improved 132 bps Ø Dividend per share increased to $1.20 from $1.09, or 10% Ø Net Interest Income of $156 million improved 7% Ø $196 million loan growth Ø $271 million of average customer deposit growth Ø 3.52% NIM1, 34 bps increase Ø Loan yield increased 28 bps Ø Tangible Common Equity Ratio1 improved 80 bps Ø Announced and initiated HTLF 3.0, the company's new strategic plan

5 HTLF 3.0 - The Journey ▪ Consortium of 11 community banks ▪ Separate bank charters and boards ▪ Growth through acquisition ▪ Asset growth focus ▪ Inconsistent legacy products and services ▪ High efficiency ratio ▪ Focus investments in Commercial business ▪ Differentiate through quality of talent, and products and services ▪ Innovate and add talent to grow and better serve customers ▪ Upgrade and add Treasury Management and Digital Capabilities ▪ Reduce expenses through improved organizational design and increasing span of control ▪ Deploy capital more efficiently, to drive improved Earnings Per Share (EPS), Revenue and Tangible Common Equity (TCE) ▪ Review and optimize footprint ▪ $20 billion asset regional bank ▪ Rebranded to HTLF ▪ Launched Heartland Specialty Industries, Food & Ag, Capital Markets ▪ Emphasis on fee revenue drivers ▪ Organic growth and expense focus ▪ Relocated headquarters to Denver ▪ Consolidated bank charters and IT systems ▪ Improved board diversity HTLF 1.0 HTLF 3.0 HTLF 2.0

6 HTLF 3.0: 3-Year Strategic Plan

7 HTLF 3.0 - Building Blocks Reduce complexity and focus on core business √ Charter Consolidation complete √ Sale of MSR portfolio √ Exited remaining mortgage origination business √ Sold/closed 19 branches since January 2022 √ Partnered with 3rd party for retirement plan recordkeeping √ Sold consumer credit card portfolio √ Sold insurance business Investment in quality revenue growth Enhancing Efficiency Return on Assets / Capital Allocation

Focused Business Investments Commercial Consumer Invest Enhance Efficiency 8 HTLF 3.0 - Strategic Transformation √ Retail ▪ Target - Mass Affluent ▪ Target - Business owners, Executives, and Employees √ Private Banking √ Wealth √ Middle Market ▪ Investments in six growth markets √ Specialized Industries ▪ Food and Agriculture ▪ Healthcare √ Small Business √ Treasury Management & Card Talent √ Fee Income Quality earnings growth to drive higher returns

9 HTLF 3.0 - Initiatives Commercial Corporate / Other Consumer q Talent Adds & Lift Outs q Build out Treasury Management Product Suite q Acquire or Build New Fee Income Business q Launch Small Business Digital Bank q Balance Sheet Repositioning q Review Footprint to Maximize Return on Capital q Accelerate Digital and Process Modernization q Invest in Growth Markets q Increase Management Span of Control q Reduce Retail Expenses Through Branch Rationalization q Launch Consumer Digital Bank q Standardize Customer Experience q Modernize Branch Delivery Initiatives

10 HTLF 3.0 Actions in Motion Commercial Talent Acquisition & Uptiering √ Head of Division Commercial & Middle Market √ Treasury & Payments Solutions - National Sales Leader ▪ Invest in and top-grade in-market Middle Market Bankers ▪ Enhance Division Commercial Banker talent ▪ Invest in and top-grade Commercial Card and Treasury Management professionals ▪ Expand Food and Agribusiness, Healthcare Talent across footprint Product Enhancements ▪ Build out Treasury Management product suite & Card capabilities ▪ Build or acquire new fee income business Digital Delivery ▪ Small Business digital bank (1Q 2025) Invest Enhance Talent Client Acquisition Double Digit Revenue Growth Enhance Efficiency Enhance Talent Branch Reductions Reduce Retail Expenses Invest/Modernize Geographic Rationalization Improve Efficiency Digital Innovation √ Completed Consumer Talent Uptiering √ Centralize retail sales and management √ Increase span of control √ Head of Private Banking (PB) ▪ PB talent upgrades Modernize Delivery √ Wealth customer portal - InvestCloud ▪ Reduce branch number / size ▪ Client alignment / segmentation Digital Delivery ▪ Consumer Digital Bank (3Q 2024) ▪ Digital Account Opening Corporate / Other Financial √ Balance sheet repositioning Geographic Optimization ▪ Current footprint under review to maximize Return on Capital ▪ Align branch footprint to commercial / small business focus Digital ▪ Improve Digital capabilities ▪ Expand utilization of existing technology stack

11 HTLF 3.0 is Well Underway Balance Sheet Repositioning (Completed) • Sold $865M securities • Repaid higher cost wholesale deposits • Pre-tax loss of $140M Strategic Benefits: ØTCE Ratio ØNet Interest Margin ØFuture earnings Retail Optimization (In Process) • Centralized and increased span of control • Eliminate redundancies • FTE reduction Strategic Benefits: ØEnhanced Talent Ø Improved Efficiency ØFuture earnings Expand Digital Capabilities (In Process) • Launch Consumer Digital Bank - 3Q 2024 • Launch Small Business Digital Bank - 1Q 2025 • Digital Account Opening Strategic Benefits: ØDeposit acquisition ØNew client acquisition Ø Improved Efficiency ØDigital innovation platform Invest + Modernize Enhance Invest Talent Acquisition (In Process) Strategic Hires: • Middle Market (6) • Food & Agribusiness (4) • Head of Division Commercial & Middle Market • Head of Private Banking • TPS - National Sales Leader Executive Team adds: ØChief Strategy Officer ØChief Innovation/Digital Officer Enhance + Invest

12 HTLF 3.0: Strategic Targets 2026 Adjusted 20231 HTLF 3.0 3 Year Targets EPS Growth (5)% 6 - 8% Return on Average Assets 1.01% 1.40 - 1.50% Fee Income to Revenue 16.7% 22 - 25% Efficiency Ratio 59% 50 - 52% Tangible Common Equity to Assets 6.5% 9.5 - 10.0% 1. See appendix for reconciliation of non-GAAP financial measures Earnings Impact from HTLF 3.0 2024 2025 2026

13 Adjusted Earnings Detail 1. NIM calculated as fully taxable equivalent - See appendix for reconciliation of non-GAAP financial measures 4Q 2023 FY 2023 Earnings per share - reported $(1.69) $1.68 Net income / (loss) (70,363) 79,920 Adjustments Loss from sale of securities 140,007 141,539 (Gain) loss on sales/valuation of assets, net 2,072 (77) Acquisition, integration and restructuring 4,365 10,359 FDIC special assessment 8,145 8,145 Total adjustments 154,589 159,966 Tax effect of adjustments (36,638) (37,912) Adjusted earnings 47,588 201,974 Adjusted earnings available to common stockholders 45,576 193,924 Earnings per share - adjusted $1.06 $4.53 4Q 2023 Actions Ø Balance sheet repositioning ▪ Sold $865.4M of securities for a $140M pre-tax loss ▪ Repaid wholesale funding ▪ Improves future profitability Ø Footprint and facilities optimization ▪ $1.1M in restructuring costs ▪ $2.1M in facilities losses and write downs Ø Completed charter consolidation ▪ 4Q23 restructuring expense of $1.3M Ø Centralized retail management and span of control ▪ Improves efficiency

$0.59 $0.68 $0.80 $0.96 $1.09 $1.20 17% 16% 22% 19% 23% 26% Dividends Payout Ratio Adjusted Payout Ratio 2018 2019 2020 2021 2022 2023 $3.52 $4.14 $3.57 $5.00 $4.79 $4.53 $3.52 $4.14 $3.57 $5.00 $4.79 $1.68 Diluted EPS Adjusted EPS 2018 2019 2020 2021 2022 2023 14 HTLF Diluted EPS and Common Dividends Increasing Dividends to Shareholders 1 Diluted EPS Common Dividends For more than 40 years, HTLF has increased or maintained our quarterly common dividend. 1 1. See appendix for reconciliation of non-GAAP Adjusted EPS, which also is the basis for the Adjusted Payout Ratio

Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Revenue / FTE ($000) 1.21 1.06 0.98 0.94 (1.42) 1.08 0.40 0.96 1.01 ROAA Adjusted ROAA 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 97.5 91.5 91.4 88.6 22.5 349.4 294.193.5 365.7 Revenues/FTE Adjusted Revenues/FTE 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 78.0 71.2 70.2 63.1 (85.9) 283.1 118.5 73.7 290.4 PPNR Adjusted PPNR 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 15 1. See appendix for reconciliation of non-GAAP financial measures 2. Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income - Non Interest Expense 3. Adjusted PPNR uses both Adjusted Noninterest Income and Adjusted Noninterest Expense 4. Adjusted Revenue uses Adjusted NonInterest Income 25.17 20.03 17.31 16.32 (24.89) 18.55 6.89 16.38 17.82 ROATCE Adjusted ROATCE 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 Profitability Summary 4 1 3

3.65% 3.40% 3.23% 3.18% 3.52% 3.37% 3.33% 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 16 Net Interest Margin Breakdown NIM FTE1 Trends Annualized NIM FTE1 3.65% 3.40% 3.24% 3.18% 3.52% 5.21% 5.56% 5.91% 6.21% 6.49% 3.45% 3.67% 3.86% 3.78% 4.20% 0.74% 1.32% 1.86% 2.10% 2.09% NIM FTE Yield on Loans Yield on Securities Cost of Deposits 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 4Q 2023 Highlights Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures ▪ From the prior quarter, which includes benefits from the Balance Sheet repositioning ▪ Net Interest Margin, FTE1 improved 34 bps ▪ Yield on Loans increased 28 bps ▪ Cost of Deposits flat ▪ Customer Deposits up 22 bps ▪ Offset by lower Wholesale costs due to Balance Sheet repositioning

4Q2023 Cost of Funds & Betas 17 Deposit Funding Attractive Customer Deposit Costs Portfolio ($M) Average Cost of Funds Beta Deposit Type 3Q 2023 4Q 2023 3Q 2023 4Q 2023 DEC Cycle to date Non Interest Bearing $4,793 $4,500 0.00% 0.00% 0.00 % Interest Bearing $8,190 $8,412 2.01% 2.27% 2.31% 40 % Customer Non-Time $12,983 $12,912 1.26% 1.44% 1.49% 25 % Customer Time $1,814 $1,945 3.47% 3.80% 3.88% 66 % Customer Deposits $14,797 $14,857 1.52% 1.74% 1.79% 31 % Non Customer Deposits1 $2,303 $1,345 5.14% 5.12% 5.06% 92 % Total Deposits $17,100 $16,202 2.10% 2.09% 2.08% 37 % Cost of Deposits and Cycle Beta Trends Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. Non Customer Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 9% 16% 22% 27% 31% 18% 27% 35% 38% 37%3.80% 4.68% 5.16% 5.43% 5.50% 1.74% 2.09% Customer Deposit Beta - Cycle to Date Total Deposit Beta - Cycle to Date Fed Funds Customer Deposit Costs Total Deposit Costs 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023

Commercial Revenue 48% Consumer Revenue 44% Other 8% 18 Noninterest Income Diversified Revenue Mix $13.6 $14.4 $16.5 $13.8 $13.6 $6.5 $6.3 $6.5 $6.7 $6.5 $4.0 $4.2 $4.5 $4.6 $4.6 $1.3 $1.5 $1.5 $0.7 $0.8 $1.8 $2.4 $4.0 $1.8 $1.7 Card Solutions Service Charges Retirement Plan Services Capital Markets 4Q22 1Q23 2Q23 3Q23 4Q23 Commercial Revenues ($M) Consumer Revenues ($M) $11.7 $11.5 $13.2 $12.0 $12.5 $5.1 $4.9 $6.7 $5.4 $5.0 $1.9 $1.8 $1.9 $1.9 $2.6 $4.7 $4.8 $4.6 $4.7 $4.9 Service Charges Debit Interchange Private Client 4Q22 1Q23 2Q23 3Q23 4Q23 Note: Noninterest Income excludes security gains/losses A) Includes change in NSF/OD fee and product structure in Dec 2023, $600K negative impact in 4Q23 and estimated full year 2024 impact at $7.2M 1. Private Client includes: Wealth Management, Brokerage, & Insurance Fees 1 4Q 2023 Noninterest Income Breakdown 15% of Total Revenues A

2.34% 2.24% 2.17% 2.18% 2.63% 2.26% 2.30% 2.14% 2.14% 2.16% 2.08% 2.23% 2.16% 2.15% Core Expenses Non-Core Expenses 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 54.33% 57.16% 59.88% 59.95% 59.31% 57.74% 59.06% 4Q22 1Q23 2Q23 3Q23 4Q23 2022 2023 1. Non-Core Expenses include: restructuring costs, tax credits, CDI Amortization, gains/losses on sale of assets, and the FDIC special assessment 2. See appendix for reconciliation of non-GAAP financial measures Adjusted Efficiency Ratio2 Trend Core Expenses as a % of Average Assets 19 Operating Efficiency Improving Core Costs 2 1,2

• Collateralized borrowing capacity of $2.6 billion • Principal cash flow from portfolio of ~$751 million over the next 12 months, as of 12/31/23. • Total unencumbered AFS securities as of 12/31 is $1.9 billion to allow for flexibility in balance sheet management 20 12/31 Sources of Liquidity ($M) Highly Liquid Balance Sheet Strong Liquidity Sources with Access to Significant Funding Type Outstandings Available FRB Window $ — $ 1,378.9 Fed BTFP — 545.5 FHLB Advances 521.2 629.9 Total Securitized 521.2 2,554.3 Federal Funds Purchased — 265.0 Wholesale / Brokered CDs1 1,162.6 2,697.9 Total Unsecured 1,162.6 2,962.9 Total $ 1,683.8 $ 5,517.2 On-Balance Sheet Cash & Equivalents $ 323.0 AFS securities, unencumbered 1,892.2 Total On-Balance Sheet $ 2,215.2 Liquidity Metrics 9/30/2023 12/31/2023 Cash + AFS / Assets 29.0% 25.6% Loans / Deposits 69.4% 74.5% Loans / Customer Deposits 80.2% 81.2% Investments / Assets 31.8% 28.7% Total Borrowings / Assets 3.8% 5.1% 1. Brokered availability based on internal limit

US Treas/Agy 1.0% Muni 16.0% MBS - Agy 30.0% MBS - Non-Agy 32.9% CMBS - Agy 1.4% CMBS - Non-Agy 11.1% ABS 4.7% Other 2.9% 21 Investment Portfolio AFS Portfolio Detail as of 12/31/23 $4.6B Yield: 4.20% <1 Year 15.0% 1-3 Years 29.7% 3-5 Years 18.8% >5 Years 36.5% AFS Portfolio Duration as of 12/31/23 Mod. Dur.1 4.90 AFS 84.7% HTM 15.3% Hold Mix AFS Cost Basis Trend ($M) $6,789 $6,671 $6,416 $6,229 $5,100 $6,147 $6,097 $5,798 $5,483 $4,647 $642 $574 $618 $747 $453 Fair Value Unreal. Loss 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 1. Modified Duration calculation includes our hedge on AFS securities, without the hedge Modified Duration would be 5.55

Loan Composition by Product Type Geographic Diversification (by Bank Division) Loans Held to Maturity ($M)Operating Line Utilization Rates C&I 30% CRE-OO 22% CRE-NOO 21% RESI 7% AG 8% CONS 4% CONST 8% Yield: 6.49%1 CO 16% TX 13% NM 8% IA 8% IL 9% AZ 13% WI 10% KS/MO 5% CA 8% MN 6% MT 4% 35% 33% 33% 33% 32% 46% 39% 40% 34% 45% C&I Loans Ag 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 $11,428 $11,495 $11,718 $11,872 $12,069 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 221. Based on average loans QTD as of December 31, 2023 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.02% Diversified Loan Portfolio Across both Product and Footprint

$16.2 $6.2 39% Total Deposits Brokered ICS Collateralized Insured Uninsured/ Non- Collateralized $17.5 $17.7 $17.6 $17.0 $16.2 $9.5 $9.2 $9.2 $9.3 $9.2 $5.7 $5.5 $5.4 $5.4 $5.6 $2.3 $3.0 $3.0 $2.3 $1.4 Commercial Consumer Non Customer 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 Deposit Flows ($B) 23 Deposit Summary Diversified and Stable Deposit Base Uninsured Deposits ($B) $1.4 61% $2.0 $1.1 $5.5 • Customer deposits increased $60 million from prior quarter ◦ Average Customer deposit balance grew $271 million over prior quarter • Diversified deposit base ◦ Across footprint with no market > 14% ◦ No industry > 10% • Attractive Customer deposit book ◦ 30% Non Interest Bearing ◦ 1.74% Customer deposit costs ◦ 31% cycle to date beta • 61% of deposits insured/collateralized Average Deposit Account Balance 4Q 2023 +/- from 3Q Consumer $21,387 $941 Commercial $129,048 $(485) Public Funds $1,939,326 $173,462 1. Non Customer Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 1

Non Interest Bearing 28% Interest Bearing Checking 29% Savings 7% Money Market 16% Time 12% Total Wholesale/ Institutional Deposits 8% Geographic Diversification (by Bank Division) Commercial Customer Diversification 24 Healthy Deposit Mix Total Deposit Composition Public Admin 10% Health Care 9% Construction 10% Real Estate Rental 7% Non-Profit 8% Finance 6% Education 7% Professional Services 6% Manufacturing 7% Retail Trade 3% Wholesale Trade 4% Other 23% 1. Other Deposits included Brokered and Trust MMDA not allocated to a division. TX 11% CO 11% NM 14% IA 7% IL 10% AZ 9% WI 8% KS/MO 6% CA 6% MN 3% MT 4% Other 11% Non Interest Bearing 30% Interest Bearing Checking 32% Savings 8% Money Market 17% Time 13% Customer Deposit Composition $16.2B $14.9B 1

11.07 11.28 11.33 11.37 10.97 4Q22 1Q23 2Q23 3Q23 4Q23 6.50 TCE/TA (%) 1 Tier 1 Leverage Ratio (%) CET1 Ratio (%)2 Total Risk Based Capital Ratio (%)2 5.21 5.72 5.86 5.73 6.53 4Q22 1Q23 2Q23 3Q23 4Q23 11.81 12.02 12.05 9.59 9.44 5.00 5.00 4Q22 1Q23 2Q23 3Q23 4Q23 14.76 14.98 14.93 14.90 14.53 4Q22 1Q23 2Q23 3Q23 4Q23 25 1. See appendix for reconciliation of non-GAAP financial measures 2. 4Q 2023 calculation is preliminary Note: Lines depicts well capitalized bank levels Consolidated Capital Ratios Exceeding Well Capitalized Levels 10.00 5.00

$4,766 $11,684 $13,662 $13,816 $10,970 0.04% 0.10% 0.12% 0.12% 0.09% Delinquencies ($000) Delinquencies / Total Loans (%) 4Q22 1Q23 2Q23 3Q23 4Q23 Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days $66,931 $65,702 $66,097 $66,178 $110,481 0.33% 0.33% 0.33% 0.33% 0.57% NPAs ($000) NPAs / Assets (%) 4Q22 1Q23 2Q23 3Q23 4Q23 $58,504 $58,240 $63,415 $51,815 $97,933 0.51% 0.51% 0.54% 0.44% 0.81% NPLs ($000) NPLs / Gross Loans (%) 4Q22 1Q23 2Q23 3Q23 4Q23 -$1,693 -$1,040 $9,338 $3,662 $392 (0.06)% (0.04)% 0.32% 0.12% 0.01% NCOs ($000) NCOs / Avg Loans (%) 4Q22 1Q23 2Q23 3Q23 4Q23 26 Summary Asset Quality Note: The 4Q 2023 increase in non-performers was primarily driven by a well-collateralized long-term manufacturing customer who is experiencing cash flow challenges due to a recent acquisition.

1.13% 1.16% 1.11% 1.08% 1.15% 0.96% 0.98% 0.95% 0.93% 1.02% 0.17% 0.18% 0.16% 0.15% 0.14% Allowance for Credit Allowance for Unfunded 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 $20,196 $16,468 Balance: 12/31/2022 Balance: 12/31/2023 Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) $109,483 $25,435 $(19,614) $7,262 $122,566 Balance: 12/31/2022 Provision for credit losses Charge-offs Recoveries Balance: 12/31/2023 27 Allowance for Credit Related Losses

28 Management Outlook Assumes no change in economic environment FY 2024 vs FY 2023 Loan Growth Deposit Growth ▪ 6-8% growth, principally in the commercial portfolio ▪ 5-7% growth, to fund loan growth, with strong commercial and some consumer ▪ Securities amortization (cashflow) to pay down wholesale deposits Net Interest Margin Credit Quality ▪ Stable at ~3.50%, assuming stable interest rate environment ▪ Full year provision for credit losses expected to increase modestly Noninterest Income1 Noninterest Expense ▪ Core income flat with growth in Treasury Management and card fees, offset by both lower consumer and small business NSF/OD fees and exit of mortgage banking business ▪ Core expenses down ~2% with lower occupancy, marketing, legal, and operational expenses, offset by performance comp and technology investments Tax Capital ▪ Effective tax rate of ~24%, excluding discrete items (i.e. new tax credits) ▪ Earnings accretion and securities amortization expected to increase all capital ratios, with CET1 approaching 11.5-12% by year end 1. Noninterest Income excludes security gains/losses

29 Contact Information

31 Non-GAAP Reconciliations

YTD 4Q23 3Q23 2Q23 1Q23 4Q22 2023 2022 Reconciliation of Tangible Book Value Per Common Share (non-GAAP) Common stockholders' equity (GAAP) $ 1,822,412 $ 1,714,825 $ 1,748,285 $ 1,718,700 $ 1,624,350 $ 1,822,412 $ 1,624,350 Less goodwill 576,005 576,005 576,005 576,005 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 18,415 20,026 21,651 23,366 25,154 18,415 25,154 Tangible common stockholders' equity (non-GAAP) $ 1,227,992 $ 1,118,794 $ 1,150,629 $ 1,119,329 $ 1,023,191 $ 1,227,992 $ 1,023,191 Common shares outstanding, net of treasury stock 42,688,008 42,656,303 42,644,544 42,558,726 42,467,394 42,688,008 42,467,394 Common stockholders' equity (book value) per share (GAAP) $ 42.69 $ 40.20 $ 41.00 $ 40.38 $ 38.25 $ 42.69 $ 38.25 Tangible book value per common share (non-GAAP) $ 28.77 $ 26.23 $ 26.98 $ 26.30 $ 24.09 $ 28.77 $ 24.09 Reconciliation of Tangible Common Equity Ratio (non-GAAP) Total assets (GAAP) $ 19,411,707 $ 20,129,793 $ 20,224,716 $ 20,182,544 $ 20,244,228 $ 19,411,707 $ 20,244,228 Less goodwill 576,005 576,005 576,005 576,005 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 18,415 20,026 21,651 23,366 25,154 18,415 25,154 Total tangible assets (non-GAAP) $ 18,817,287 $ 19,533,762 $ 19,627,060 $ 19,583,173 $ 19,643,069 $ 18,817,287 $ 19,643,069 Tangible common equity ratio (non-GAAP) 6.53% 5.73% 5.86% 5.72% 5.21% 6.53% 5.21 % Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 156,137 $ 145,756 $ 147,132 $ 152,212 $ 165,220 $ 601,237 $ 598,236 Plus tax-equivalent adjustment1 2,058 2,152 2,136 2,209 2,152 8,555 8,399 Net interest income, fully tax-equivalent (non-GAAP) $ 158,195 $ 147,908 $ 149,268 $ 154,421 $ 167,372 $ 609,792 $ 606,635 Average earning assets $ 17,853,957 $ 18,439,010 $ 18,523,552 $ 18,392,649 $ 18,175,838 $ 18,301,190 $ 18,021,134 Annualized net interest margin (GAAP) 3.47% 3.14% 3.19% 3.36% 3.61% 3.29% 3.32 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.52% 3.18% 3.23% 3.40% 3.65% 3.33% 3.37 % Purchase accounting discount amortization on loans included in annualized net interest margin 0.02% 0.01% 0.03% 0.02% 0.03% 0.02% 0.04 % Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP) Net income/(loss) available to common stockholders (GAAP) $ (72,375) $ 46,078 $ 47,404 $ 50,763 $ 58,642 $ 71,870 $ 204,130 Plus core deposit and customer relationship intangibles amortization, net of tax2 1,229 1,240 1,309 1,364 1,410 5,142 6,071 Net income available to common stockholders excluding intangible amortization (non-GAAP) $ (71,146) $ 47,318 $ 48,713 $ 52,127 $ 60,052 $ 77,012 $ 210,201 Average common stockholders' equity (GAAP) $ 1,729,086 $ 1,746,818 $ 1,727,013 $ 1,655,860 $ 1,548,739 $ 1,714,983 $ 1,738,041 Less average goodwill 576,005 576,005 576,005 576,005 576,005 576,005 576,005 Less average core deposit and customer relationship intangibles, net 19,193 20,821 22,481 24,238 26,046 21,667 28,912 Average tangible common stockholders' equity (non-GAAP) $ 1,133,888 $ 1,149,992 $ 1,128,527 $ 1,055,617 $ 946,688 $ 1,117,311 $ 1,133,124 Annualized return on average tangible common equity (non-GAAP) (24.89) % 16.32% 17.31% 20.03% 25.17% 6.89% 18.55% 32 Non-GAAP Reconciliations (Dollars in thousands except per share data) 1. Computed on a tax-equivalent basis using an effective tax rate of 21%. 2. Tax effect is calculated based on the respective periods’ year-to-date effective tax rate excluding the impact of discrete items.

YTD 4Q23 3Q23 2Q23 1Q23 4Q22 2023 2022 Reconciliation of Non-GAAP Measure-Efficiency Ratio Net interest income (GAAP) $ 156,137 $ 145,756 $ 147,132 $ 152,212 $ 165,220 $ 601,237 $ 598,236 Tax-equivalent adjustment1 2,058 2,152 2,136 2,209 2,152 8,555 8,399 Fully tax-equivalent net interest income 158,195 147,908 149,268 154,421 167,372 609,792 606,635 Noninterest income (111,801) 28,383 32,493 29,999 29,975 (20,926) 128,264 Plus: Securities (gains)/losses, net 140,007 114 314 1,104 153 141,539 425 Unrealized (gain) loss on equity securities, net (75) (13) 41 (193) 7 (240) 622 Gain on extinguishment of debt — — — — — — — Valuation adjustment on servicing rights — — — — — — (1,658) Adjusted noninterest income 28,131 28,484 32,848 30,910 30,135 120,373 127,653 Adjusted revenue (non-GAAP) $ 186,326 $ 176,392 $ 182,116 $ 185,331 $ 197,507 $ 730,165 $ 734,288 Total noninterest expenses (GAAP) 130,285 111,053 109,446 111,043 117,218 461,827 443,377 Less: Core deposit and customer relationship intangibles amortization 1,611 1,625 1,715 1,788 1,841 6,739 7,834 Partnership investment in tax credit projects 3,573 1,136 154 538 3,247 5,401 5,040 (Gain) loss on sales/valuations of assets, net 2,072 108 (3,372) 1,115 2,388 (77) (1,047) Restructuring expenses 4,365 2,429 1,892 1,673 2,442 10,359 7,586 FDIC special assessment 8,145 — — — — 8,145 — Core (adjusted) expenses (non-GAAP) $ 110,519 $ 105,755 $ 109,057 $ 105,929 $ 107,300 $ 431,260 $ 423,964 Efficiency ratio (GAAP) 293.86% 63.77% 60.93% 60.94% 60.05% 79.58% 61.03 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 59.31% 59.95% 59.88% 57.16% 54.33% 59.06% 57.74% 33 Non-GAAP Reconciliations (cont.) (Dollars in thousands) 1. Computed on a tax-equivalent basis using an effective tax rate of 21%.

YTD 4Q23 3Q23 2Q23 1Q23 4Q22 2023 2022 Reconciliation of Adjusted Earnings Net Income/(loss) $ (70,363) $ 48,091 $ 49,416 $ 52,776 $ 60,654 $ 79,920 $ 212,180 Loss from sale of securities 140,007 114 314 1,104 153 141,539 425 (Gain) loss on sales/valuation of assets, net 2,072 108 (3,372) 1,115 2,388 (77) (1,047) Acquisition, integration and restructuring costs 4,365 2,429 1,892 1,673 2,442 10,359 7,586 FDIC special assessment 8,145 — — — — 8,145 — Total adjustments 154,589 2,651 (1,166) 3,892 4,983 159,966 6,964 Tax effect of adjustments1 (36,638) (628) 276 (922) (1,166) (37,912) (1,567) Adjusted earnings $ 47,588 $ 50,114 $ 48,526 $ 55,746 $ 64,471 $ 201,974 $ 217,577 Preferred dividends (2,012) (2,013) (2,012) (2,013) (2,012) (8,050) (8,050) Adjusted earnings available to common stockholders $ 45,576 $ 48,101 $ 46,514 $ 53,733 $ 62,459 $ 193,924 $ 209,527 Core deposit and customer relationship intangibles amortization, net of tax1 1,229 1,240 1,309 1,364 1,410 5,142 6,071 Earnings available to common stockholders excluding intangible amortization 46,805 49,341 47,823 55,097 63,869 199,066 215,598 Reconciliation of Adjusted Diluted EPS Adjusted earnings available to common stockholders $ 45,576 $ 48,101 $ 46,514 $ 53,733 $ 62,459 $ 193,924 $ 209,527 Common shares outstanding, net of treasury stock 42,838,405 42,812,563 42,757,603 42,742,878 42,699,752 42,791,795 42,630,703 Adjusted EPS (Non-GAAP) $ 1.06 $ 1.12 $ 1.09 $ 1.26 $ 1.46 $ 4.53 $ 4.91 Reconciliation of Adjusted Return on Average Assets Adjusted earnings $ 47,588 $ 50,114 $ 48,526 $ 55,746 $ 64,471 $ 201,974 $ 217,577 Average assets 19,667,825 20,207,920 20,221,511 20,118,005 19,913,849 20,053,004 19,621,839 Annualized adjusted return on average assets (non-GAAP) 0.96% 0.98% 0.96% 1.12% 1.28% 1.01% 1.11 % Reconciliation of Adjusted Return on Average Tangible Common Equity Earnings available to common stockholders excluding intangible amortization $ 46,805 $ 49,341 $ 47,823 $ 55,097 $ 63,869 $ 199,066 $ 215,598 Average tangible common stockholders' equity (non-GAAP) 1,133,888 1,149,992 1,128,527 1,055,617 946,688 1,117,311 1,133,124 Annualized adjusted return on average assets (non-GAAP) 16.38% 17.02% 17.00% 21.17% 26.77% 17.82% 19.03% 34 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) 1. Tax effect is calculated based on the respective periods’ year-to-date effective tax rate excluding the impact of discrete items.